UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, Inc. 9 West 57th Street, 43rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 below relating to the Trust Deed and ITM, each as defined below, is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Transaction Overview

On June 30, 2020 (the “Closing Date”), Apollo Commercial Real Estate Finance, Inc. (the “Company”) completed a private securitization arrangement (the “Securitization Arrangement”) with Barclays Bank plc (“Barclays”), pursuant to which it refinanced five commercial mortgage loans with outstanding principal balances in aggregate of £729.7 million and €217.1 million (or $1.15 billion in aggregate, assuming conversion at the exchange rates prevailing at June 30, 2020) (the Sterling-denominated loans, “GBP Loans” and the Euro-denominated loan, “EUR Loans” and, collectively, the “Underlying Loans”), originated by certain affiliates of the Company in respect of properties located throughout Europe, which were previously primarily financed through repurchase arrangements (the “Original Financing Arrangements”) with Barclays. On the Closing Date, ACRE Debt 2 PLC, a newly formed insolvency-remote UK public limited company (the “Issuer”) and a consolidated subsidiary of the Company under U.S. Generally Accepted Accounting Principles, issued four classes of notes, the Class A GBP Notes and the Class A EUR Notes (collectively, as issued on the Closing Date, the “Class A Initial Notes”) and the Class B GBP Notes and the Class B EUR Notes (collectively, as issued on the Closing Date, the “Class B Initial Notes” and, together with the Class A Initial Notes, the “Initial Notes”), each in the principal amount and having the characteristics and designations set forth in the table and description below, pursuant to the terms of a trust deed dated June 30, 2020 (the “Trust Deed”) by and among the Issuer and U.S. Bank Trustees Limited (the “Trustee”) and the incorporated terms memorandum dated June 30, 2020 (the “ITM”), by and among, the Issuer, ACRE Debt Holdings Limited, as holder of the voting share of the Issuer, ACREFI B, LLC (“ACREFI B”), as seller, Class B Noteholder and Residual Certificateholder, ACREFI BN, LLC (the “Servicer”), as servicer, the Trustee, as trustee, Barclays, as the realisation agent and Class A Noteholder, and other transaction parties identified in the ITM. ACREFI B and the Servicer are wholly-owned indirect subsidiaries of the Company.

Class	Principal Amount on Closing Date	Principal Amount on Closing Date (USD)*	Noteholder
Class A GBP Asset Backed Floating Rate Notes (“Class A GBP Notes”)	£519,632,744	$644,396,565	Barclays
Class A EUR Asset Backed Floating Rate Notes (“Class A EUR Notes”)	€122,493,843	$137,609,583	Barclays

Subtotal		$782,006,149
Class B GBP Asset Backed Floating Rate Notes (“Class B GBP Notes”)	£174,149,194	$215,962,416	ACREFI B
Class B EUR Asset Backed Floating Rate Notes (“Class B EUR Notes”)	€83,720,558	$94,051,675	ACREFI B

Subtotal		$310,014,091

Total		$1,092,020,239

*	Assuming conversion to U.S. Dollars (“USD”) at exchange rates prevailing at June 30, 2020.

Although the Initial Notes have a stated maturity of August 2025, unless redeemed or repaid prior thereto, it is anticipated that the Initial Notes will be paid in advance of the stated maturity date as the Underlying Loans are repaid or ACREFI B repurchases the Underlying Loans from the Issuer in accordance with the terms of the New Financing Arrangements (as defined below). The estimated minimum weighted average life of the Initial Notes is 36 months. The estimated minimum weighted average life of the Initial Notes has been calculated assuming certain collateral characteristics, including that there are no prepayments, defaults or delinquencies on the Underlying Loans and certain other modeling assumptions. There can be no assurances that such assumptions will be met.

The Initial Notes represent secured, limited recourse obligations of the Issuer payable solely from the Underlying Loans acquired by the Issuer from ACREFI B under a Global Master Repurchase Agreement (the “New Financing Arrangements”) which have been pledged pursuant to a deed of charge (the “Deed of Charge”). In addition, ACREFI B transferred two additional commercial mortgage loans to the Issuer with outstanding principal balances in aggregate of £26.0 million and €5.3 million (or $38.2 million in aggregate, assuming conversion at the exchange rate prevailing at June 30, 2020), which are also pledged under the Deed of Charge (the “Additional Collateral”). The proceeds from the issuance of the Initial Notes, after payment of certain fees and expenses, were used to finance the Underlying Loans.

The New Financing Arrangements do not contain any mark-to-market or daily margining provisions. The New Financing Arrangements include provisions which may require ACREFI B to partially prepay individual secured debt arrangements underlying the New Financing Arrangements in certain circumstances. These include (i) where a material default (including insolvency, maturity default, financial covenant breach or payment default, subject to the Servicer’s ability to waive such defaults in accordance with the servicing and realisation agreement, as described below) occurs in relation to the relevant Underlying Loan, to the extent that following such default, the market value of the relevant Underlying Loan is less than a specified threshold and (ii) where certain loan-to-value financial covenants (“LTV Covenants”) for a secured debt arrangement are not satisfied. The LTV Covenants are not applicable during the initial six months following the Closing Date.

In connection with the New Financing Arrangements, the Company, through its subsidiaries, repaid €16.5 million (or $18.5 million, assuming conversion at the exchange rate prevailing at June 30, 2020) under the Original Financing Arrangements and terminated them.

The Issuer may issue, from time to time, additional Class A GBP Notes and Class A EUR Notes (together with the Class A Initial Notes, the “Class A Notes”) to Barclays and additional Class B GBP Notes and Class B EUR Notes (together with the Class B Initial Notes, the “Class B Notes”, and together with the Class A Notes, the “Notes”) to ACREFI B, as well as Class A USD Notes and Class B USD Notes, pursuant to the terms and conditions of the Trust Deed and the other transaction documents.

The proceeds of any issuances of additional Notes, or Class A USD Notes or Class B USD Notes, will be used to purchase additional assets, as agreed between the Company and the holders, from time to time, of the Class A Notes, pursuant to the New Financing Arrangements in respect of the Notes and pursuant to a newly agreed Global Master Repurchase Agreement in respect of any Class A USD Notes or Class B USD Notes.

The Company continues to provide a guarantee of the obligations of ACREFI B under the New Financing Arrangements (the “Guaranty”). Under the terms of the Guaranty, the Company is subject to customary covenants, including financial covenants with respect to minimum tangible net worth, maximum ratio of total indebtedness to consolidated tangible net worth, and minimum liquidity.

The offer and sale of the Initial Notes has not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Servicing and Realisation

The Underlying Loans sold or to be sold to the Issuer and the Additional Collateral will be serviced by Servicer pursuant to a servicing and realisation agreement, pursuant to which the Servicer will service the loans and Barclays will serve as the realisation agent. The Servicer has additional discretion to waive certain underlying covenant defaults or debt service payments under the Underlying Loans for a period of 18 months following the Closing Date.

The Notes

Collateral

The Initial Notes are secured by, among other things, (i) the portfolio of the Underlying Loans sold or to be sold to the Issuer under the New Financing Arrangements, excluding any collateral which is repurchased by ACREFI B pursuant to the New Financing Arrangements, and the Additional Collateral, (ii) certain transaction, income, margin and any additional accounts and all monies now or in the future standing to the credit of or accrued or accruing on any of the foregoing accounts, (iii) certain permitted investments by the Trustee as set forth in the Trust Deed, (iv) any asset, agreement, property or right of the Issuer under each transaction document (as set forth in the Deed of Charge), (v) all of the Issuer’s property, assets, rights and revenues, whatsoever and wheresoever present and future, and (vi) all proceeds of the foregoing.

The portfolio of Underlying Loans has an estimated weighted average life of 47 months. The estimated weighted average life of the Underlying Loans has been calculated assuming certain collateral characteristics, including that there are no prepayments, defaults or delinquencies on the Underlying Loans and certain other modeling assumptions. In addition, it is assumed that each Underlying Loan is fully extended to its maximum contracted extension term. There can be no assurances that such assumptions will be met.

The Initial Notes constitute secured, limited recourse obligations of the Issuer. The Notes of each class will at all times rank without preference or priority pari passu amongst themselves.

Interest

The Class A Initial Notes have a weighted average interest rate margin of approximately 1.73% over LIBOR or EURIBOR, as applicable. Any surplus interest payments on the Underlying Loans will be paid to ACREFI B, as holder of residual certificates issued under the Trust Deed (the “Residual Certificates”). On each designated quarterly interest payment date, and upon specified reductions in the purchase price of Underlying Loans in accordance with the New Financing Arrangements, interest on each class of Initial Notes will be payable in the applicable currency in arrears.

Subordination of the Notes

Payments of interest on the Class A Notes will at all times rank in priority to payments of interest on the Class B Notes and payments of principal on the Class A Notes will at all times rank in priority to payments of Principal on the Class B Notes.

Event of Default

The Notes are subject to customary events of default, including non-payment of principal or interest on the Class A Notes, breach of obligations of the Issuer under the Trust Deed, Deed of Charge or other transaction documents, an insolvency event in relation to the Issuer, or if it is or becomes unlawful for the Issuer to perform or comply with its obligations under the Notes or transaction documents, as well as the occurrence of customary events of default relating to the performance of ACREFI B under the New Financing Arrangements and of the Company under the Guaranty. Upon delivery of an enforcement notice relating to an event of default, the Notes will become immediately due and payable at their principal amount outstanding, together with accrued interest, and all entitlements of holders of Residual Certificates to any residual payments will be suspended until the Notes have been paid in full.

The foregoing summaries of the Trust Deed and the ITM are qualified in their entirety by reference to the full text of the Trust Deed and ITM, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Forward-Looking Information

The Company makes forward-looking statements herein within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. When used in this Current Report on Form 8-K, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in such Sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. The forward-looking statements herein include information about the Company’s plans and objectives, the possible issuance of additional securities, the use of proceeds of any such issuance, and extensions and expected maturities of the Underlying Loans and New Financing Arrangements.

The forward-looking statements are based on our beliefs, assumptions and expectations, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. See “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. These and other risks, uncertainties and factors, could cause actual results to differ materially from those included in any forward-looking statements. All forward-looking statements speak only as of the date they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Trust Deed, dated June 30, 2020, by and between ACRE Debt 2 PLC, as issuer (the “Issuer”) and U.S. Bank Trustees Limited, as trustee (the “Trustee”)

10.2*	Incorporated Terms Memorandum, dated June 30, 2020, by and among the Issuer, ACREFI B, LLC, ACREFI BN, LLC, the Trustee, Barclays Bank plc, and the other parties identified therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Stuart A. Rothstein
Name:	Stuart A. Rothstein
Title:	President and Chief Executive Officer

Date: July 7, 2020